EXHIBIT 99.2

                         [Attached audited financials]

CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries

June 30, 2005

             Financial Guaranty Insurance Company and Subsidiaries

                       Consolidated Financial Statements


                                 June 30, 2005




                                   Contents


Consolidated Balance Sheets at June 30, 2005 (Unaudited) and December 31, 2004.......................    1
Consolidated Statements of Income for the Three Months and Six Months Ended June 30, 2005 and
   2004 (Unaudited)..................................................................................    2
Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2005
   and 2004 (Unaudited)..............................................................................    3
Notes to Consolidated Financial Statements (Unaudited)...............................................    4

             Financial Guaranty Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

               (Dollars in thousands, except per share amounts)



                                                                            June 30,        December 31,
                                                                              2005              2004
                                                                       --------------------------------------
                                                                          (Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value
   (amortized cost of $3,030,132 in 2005 and $2,921,320 in 2004)           $ 3,063,382       $ 2,938,856
Short-term investments, at cost, which approximates fair value                 208,143           140,473
                                                                       --------------------------------------
Total investments                                                            3,271,525         3,079,329

Cash and cash equivalents                                                       63,438            69,292
Accrued investment income                                                       38,051            36,580
Receivable for securities sold                                                  34,265                 -
Reinsurance recoverable on losses                                                2,613             3,054
Prepaid reinsurance premiums                                                   117,538           109,292
Deferred policy acquisition costs                                               47,461            33,835
Receivable from related parties                                                     95               802
Property and equipment, net of accumulated depreciation of $459 in
   2005 and $164 in 2004                                                        2,536             2,408
Prepaid expenses and other assets                                               10,860             7,826
                                                                       --------------------------------------
Total assets                                                               $ 3,588,382       $ 3,342,418
                                                                       ======================================

Liabilities and stockholders' equity
Liabilities:
   Unearned premiums                                                       $ 1,132,949       $ 1,043,334
   Losses and loss adjustment expenses                                          32,451            39,181
   Ceded reinsurance payable                                                    10,685             3,826
   Accounts payable and accrued expenses                                        19,884            22,874
   Payable for securities purchased                                             17,164             5,715
   Obligations under capital lease                                               4,928             6,446
   Current federal income taxes payable                                         13,510             4,401
   Deferred federal income taxes payable                                        50,607            38,765
                                                                       --------------------------------------
Total liabilities                                                            1,282,178         1,164,542
                                                                       --------------------------------------

Stockholders' equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                     15,000            15,000
   Additional paid-in capital                                                1,890,821         1,882,772
   Accumulated other comprehensive income, net of tax                           22,466            15,485
   Retained earnings                                                           377,917           264,619
                                                                       --------------------------------------
Total stockholders' equity                                                   2,306,204         2,177,876
                                                                       --------------------------------------
Total liabilities and stockholders' equity                                 $ 3,588,382       $ 3,342,418
                                                                       ======================================


See accompanying notes to unaudited interim consolidated financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                       Consolidated Statements of Income
                                  (Unaudited)

                            (Dollars in thousands)


                                                                  Three months ended                  Six months ended
                                                                       June 30                            June 30
                                                                2005              2004             2005              2004
                                                          ----------------------------------------------------------------------
Revenues:
   Gross premiums written                                   $     131,335     $     106,457    $     215,739     $     162,851
   Ceded premiums written                                         (18,030)             (812)         (19,825)           (3,559)
                                                          ----------------------------------------------------------------------
   Net premiums written                                           113,305           105,645          195,914           159,292
   Increase in net unearned premiums                              (51,398)          (52,494)         (81,374)          (74,939)
                                                          ----------------------------------------------------------------------
   Net premiums earned                                             61,907            53,151          114,540            84,353

   Net investment income                                           28,389            23,360           55,829            46,031
   Net realized (losses) gains                                          -              (749)             118               778
   Other income                                                        90               240              516               557
                                                          ----------------------------------------------------------------------
Total revenues                                                     90,386            76,002          171,003           131,719
                                                          ----------------------------------------------------------------------

Expenses:
   Losses and loss adjustment expenses                             (3,066)           (1,070)          (5,677)             (406)
   Underwriting expenses                                           17,179            20,679           37,644            34,353
   Policy acquisition costs deferred                               (6,956)           (8,630)         (17,627)          (16,311)
   Amortization of deferred policy acquisition costs                1,852               184            4,001               342
                                                          ----------------------------------------------------------------------
Total expenses                                                      9,009            11,163           18,341            17,978
                                                          ----------------------------------------------------------------------

Income before income taxes                                         81,377            64,839          152,662           113,741
Income tax expense                                                 21,385            16,446           39,364            27,043
                                                          ----------------------------------------------------------------------
Net income                                                  $      59,992     $      48,393    $     113,298     $      86,698
                                                          ======================================================================



See accompanying notes to unaudited interim consolidated financial statements.

            Financial Guaranty Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows
                                  (Unaudited)

                            (Dollars in thousands)

                                                                               Six months ended
                                                                                   June 30,
                                                                            2005               2004
                                                                     --------------------------------------
Operating activities
Net income                                                               $   113,298        $    86,698
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                         4,001                342
     Policy acquisition costs deferred                                       (17,627)           (16,311)
     Depreciation of property and equipment                                      295                 12
     Amortization of fixed maturity securities                                14,480             16,506
     Net realized gains on investments                                          (118)              (778)
     Accrued investment income, prepaid expenses and other assets             (4,505)              (625)
     Current federal income tax receivable                                         -                126
     Reinsurance recoverable on losses                                           441              2,131
     Other reinsurance receivables                                                 -              5,295
     Prepaid reinsurance premiums                                             (8,246)             5,470
     Unearned premiums                                                        89,615             69,470
     Losses and loss adjustment expenses                                      (6,730)            (3,120)
     Ceded reinsurance payable, accounts payable and accrued
       expenses                                                                3,869                175
     Receivable from related parties                                             707              9,669
     Current federal income taxes payable                                      9,109              7,758
     Deferred federal income taxes payable                                     7,810              6,823
                                                                     --------------------------------------
Net cash provided by operating activities                                    206,399            189,641
                                                                     --------------------------------------

Investing activities
Sales and maturities of fixed maturity securities                            157,125            161,637
Purchases of fixed maturity securities                                      (286,518)          (246,106)
Purchases, sales and maturities of short-term investments, net               (67,670)           (79,794)
Receivable for securities sold                                               (34,265)               170
Payable for securities purchased                                              11,449             11,006
Purchases of fixed assets                                                       (423)                 -
                                                                     --------------------------------------
Net cash used in investing activities                                       (220,302)          (153,087)
                                                                     --------------------------------------

Financing activities
Capital contribution                                                           8,049                  -
                                                                     --------------------------------------
Net cash provided by financing activities                                      8,049                  -
                                                                     --------------------------------------

Net (decrease) increase in cash and cash equivalents                          (5,854)            36,554
Cash and cash equivalents at beginning of period                              69,292             78,645
                                                                     --------------------------------------
Cash and cash equivalents at end of period                               $    63,438        $   115,199
                                                                     ======================================

See accompanying notes to unaudited interim consolidated financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements
                                  (Unaudited)


                            (Dollars in thousands)


1. Business and Organization

Financial Guaranty Insurance Company (the "Company") is a wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to engage in writing financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands and, through a branch, in the United Kingdom. In addition, a United Kingdom subsidiary is authorized to write financial guaranty insurance in the United Kingdom and has passport rights to write business in other European Union member countries. The Company and Parent have recently formed subsidiaries to facilitate geographic and business expansion. As used in these notes, the term "Company" refers to Financial Guaranty Insurance Company and/or its subsidiaries.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC"), collectively the "Investor Group," completed the acquisition of the Parent from a subsidiary of General Electric Capital Corporation ("GE Capital") in a transaction valued at approximately $2,200,000 (the "Transaction"). At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. On January 12, 2004, the Parent issued $250,000 of senior notes due on January 15, 2034. The notes pay interest on January 15 and July 15 of each year at a rate of 6%. The proceeds were used to repay the outstanding bridge loan, plus accrued and unpaid interest under the bridge loan facility, and the remaining proceeds were retained at the Parent to pay interest due on the notes. As part of the Transaction, Banc of America Securities, LLC ("BOA") received warrants to purchase Parent common stock. Under the agreement, BOA can subscribe for and purchase up to approximately 11,451 shares at an exercise price of six hundred dollars per share. The warrants are exercisable in whole or in part prior to December 18, 2013. As of June 30, 2005, no warrants had been exercised. In addition, the Parent paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Parent Convertible Preferred Stock with an aggregate liquidation preference of $234,600, and approximately 5% of the Parent's common stock. PMI is the largest stockholder of the Parent, owning approximately 42% of its common stock at June 30, 2005 and December 31, 2004. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of the Parent's common stock, respectively, at June 30, 2005 and December 31, 2004.

             Financial Guaranty Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements
                            (Unaudited) (Continued)


                            (Dollars in thousands)


2. Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances have been eliminated.

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the six-month period ended June 30, 2005 are not necessarily indicative of results that may be expected for the full year ending December 31, 2005. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2004, including the accompanying notes.

Certain 2004 amounts have been reclassified to conform to the 2005 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

3. Review of Financial Guaranty Industry Accounting Practices

The Securities and Exchange Commission ("SEC") staff has recently reviewed the accounting practices of publicly held financial guaranty industry companies with respect to loss reserves, and the Financial Accounting Standards Board ("FASB") staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. When the FASB or the SEC reaches a conclusion on this issue, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. The FASB review is in its early stages and it is not possible to predict the impact, if any, that this review, or one by the SEC, may have on the Company's accounting practices.

4. Premium Refundings

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized at that time. A refunding occurs when an insured obligation is paid or fully defeased prior to the stated maturity.

             Financial Guaranty Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements
                            (Unaudited) (Continued)


                            (Dollars in thousands)


4. Premium Refundings (continued)

Premiums earned include $35,956 and $20,695 for the six months ended June 30, 2005 and 2004, respectively, and $20,417, and $18,695 for the three months ended June 30, 2005 and 2004, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

5. Loss Reserves and Loss Adjustment Expenses

Loss reserve and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company's ongoing insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At June 30, 2005, the Company had case reserves of $14,152, credit watchlist reserves of $17,288 and a loss adjustment expense reserve of $1,011. At December 31, 2004, the Company had case reserves of $14,686, credit watchlist reserves of $23,484 and a loss adjustment expense reserve of $1,011.

6. Income Taxes

The Company has a tax sharing agreement with the Parent, which files a consolidated Federal income tax return.

The Company's effective federal corporate tax rate (25.5% and 22.8% for the six months ended June 30, 2005 and 2004, respectively, and 26.0% and 24.5% for the three months ended June 30, 2005 and 2004, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

7. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $11,638 and $9,029 for the six months ended June 30, 2005 and 2004, respectively, and $5,465 and $6,372 for the three months ended June 30, 2005 and 2004, respectively.

             Financial Guaranty Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements
                            (Unaudited) (Continued)


                            (Dollars in thousands)


8. Comprehensive Income

Accumulated other comprehensive income of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments.

The components of total comprehensive income (loss) for the three-month and six-month periods ended June 30, 2005 and 2004 are as follows:

                                                Six months ended
                                                    June 30,
                                              2005              2004
                                       -----------------------------------
Net income                                 $   113,298       $    86,698
Other comprehensive income (loss)                6,981           (47,592)
                                       -----------------------------------
Total comprehensive income                 $   120,279       $    39,106
                                       ===================================

                                               Three months ended
                                                    June 30,
                                              2005              2004
                                       -----------------------------------
Net income                                 $    59,992       $    48,393
Other comprehensive income (loss)               39,203           (60,272)
                                       -----------------------------------
Total comprehensive income                 $    99,195       $   (11,879)
                                       ===================================

The components of other comprehensive income (loss) for the three-month and six-month periods ended June 30, 2005 and 2004 are as follows:

                                                                     Six months ended June 30, 2005
                                                         -------------------------------------------------------
                                                              Before                                Net of
                                                                Tax                                  Tax
                                                              Amount               Tax              Amount
                                                         -------------------------------------------------------

Unrealized holding gains arising during the period           $    15,832        $    (5,540)   $        10,292
Less reclassification adjustment for gains realized
   in net income                                                    (118)                41                (77)
                                                         -------------------------------------------------------
Unrealized gains on investments                                   15,714             (5,499)            10,215
Foreign currency translation adjustment                           (4,974)             1,740             (3,234)
                                                         -------------------------------------------------------
Total other comprehensive income                             $    10,740        $    (3,759)   $         6,981
                                                         =======================================================

             Financial Guaranty Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements
                            (Unaudited) (Continued)


                            (Dollars in thousands)


8. Comprehensive Income (continued)


                                                                    Three months ended June 30, 2005
                                                         -------------------------------------------------------
                                                               Before                               Net of
                                                                Tax                                  Tax
                                                               Amount              Tax              Amount
                                                         -------------------------------------------------------

Unrealized holding gains arising during the period           $    64,368         $   (22,528)      $    41,840
Less reclassification adjustment for gains realized
   in net income                                                       -                   -                 -
                                                         -------------------------------------------------------
Unrealized gains on investments                                   64,368             (22,528)           41,840
Foreign currency translation adjustment                           (4,056)              1,419            (2,637)
                                                         -------------------------------------------------------
Total other comprehensive income                             $    60,312         $   (21,109)      $    39,203
                                                         =======================================================


                                                                Six months ended June 30, 2004
                                                         ---------------------------------------------
                                                             Before                        Net of
                                                              Tax                           Tax
                                                             Amount          Tax           Amount
                                                         ---------------------------------------------

Unrealized holding losses arising during the period         $ (74,105)     $ 25,937       $ (48,168)
Less reclassification adjustment for gains realized
   in net income                                                 (778)          272            (506)
                                                         ---------------------------------------------
Unrealized losses on investments                              (74,883)       26,209         (48,674)
Foreign currency translation adjustment                         1,665          (583)          1,082
                                                         ---------------------------------------------
Total other comprehensive loss                              $ (73,218)     $ 25,626       $ (47,592)
                                                         =============================================


                                                               Three months ended June 30, 2004
                                                         ---------------------------------------------
                                                             Before                        Net of
                                                              Tax                           Tax
                                                             Amount          Tax           Amount
                                                         ---------------------------------------------

Unrealized holding losses arising during the period         $ (92,626)     $ 32,419       $ (60,207)
Less reclassification adjustment for losses realized
   in net income                                                  749          (262)            487
                                                         ---------------------------------------------
Unrealized losses on investments                              (91,877)       32,157         (59,720)
Foreign currency translation adjustment                          (849)          297            (552)
                                                         ---------------------------------------------
Total other comprehensive loss                              $ (92,726)     $ 32,454       $ (60,272)
                                                         =============================================

             Financial Guaranty Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements
                            (Unaudited) (Continued)


                            (Dollars in thousands)



9. Variable Interest Entities

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity. Management has evaluated the structured finance transactions insured by the Company and does not believe any such transactions require consolidation or disclosure under FIN 46.

During 2004, the Company arranged the issuance of contingent preferred trust securities by a group of special purpose Trusts (see Note 10). These Trusts are considered variable interest entities under FIN 46. However, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.

10. Preferred Trust Securities

On July 19, 2004, the Company closed a new $300,000 facility, consisting of Money Market Committed Preferred Custodial Trust Securities ("CPS Securities"). This facility replaced a $300,000 "Soft Capital" facility previously provided by GE Capital. Each of six separate and newly organized Delaware trusts (the "Trusts") issues $50,000 in perpetual CPS Securities on a rolling, 28-day auction rate basis. Proceeds from these securities are invested in high quality, short-term securities and held in the respective Trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with the Company which obligates the Trusts at the Company's discretion, to purchase perpetual Preferred Stock of the Company. In this way, the program provides capital support to the Company by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. During the six- month period ended June 30, 2005, the Company recorded expense of $968 for the right to put its shares to the Trusts. These Trusts are considered variable interest entities under FIN 46. However, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.

11. Revolving Credit Facility

The Parent, in conjunction with the Company, has a $200,000 senior unsecured revolving credit facility expiring on December 14, 2005. The facility is provided by a syndicate of banks and other financial institutions led by JPMorgan Chase, as administrative agent and sole lead arranger. During 2004, and for the six months ended June 30, 2005, no draws were made under the facility.